UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for   complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

As previously disclosed, on February 10, 2025, Columbus McKinnon Corporation (the “Company”) announced its proposed acquisition of Kito Crosby Limited (“Kito Crosby”). This Current Report on Form 8-K is being filed to provide the following documents for purposes of incorporating them by reference into one or more documents the Company intends to file with the Securities and Exchange Commission:

•
Audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023, the notes related thereto and the report of Deloitte & Touche LLP dated June 13, 2025, with respect to the consolidated financial statements of Kito Crosby and its subsidiaries.

•
Interim unaudited consolidated financial statements of Kito Crosby and its subsidiaries as of March 31, 2025 and December 31, 2024 and for the three months ended March 31, 2025 and March 31, 2024, and the notes related thereto.

•
Unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Kito Crosby as of and for the twelve months ended March 31, 2025, and the notes related thereto.

The unaudited pro forma condensed combined financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Kito Crosby would have achieved had the companies been combined during the periods presented in the pro forma condensed combined financial information and is not intended to project the future results of operations that the combined company may achieve after the proposed acquisition is consummated.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Audited consolidated financial statements of Kito Crosby and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023.

99.2	Interim unaudited consolidated financial statements of Kito Crosby and its subsidiaries as of March 31, 2025 and December 31, 2024 and for the three months ended March 31, 2025 and March 31, 2024.

99.3	Unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Kito Crosby as of and for the twelve months ended March 31, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

	By:	/s/ Gregory P. Rustowicz
	Name:	Gregory P. Rustowicz
	Title:	Executive Vice President - Finance and Chief Financial Officer

Dated: June 17, 2025